UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 28, 2017

Cinemark Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33401	20-5490327
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3900 Dallas Parkway, Suite 500, Plano, Texas 75093

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 972.665.1000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 28, 2017, Cinemark Holdings, Inc. (“we”, “our”, “us”) and Cinemark USA, Inc. (“Cinemark USA”), our wholly-owned subsidiary, entered into a Sixth Amendment (the “Sixth Amendment”) to the Amended and Restated Credit Agreement, dated as of December 18, 2012 (as amended by the First Amendment thereto dated as of December 18, 2012, the Second Amendment thereto dated as of May 8, 2015, the Third Amendment thereto dated as of June 13, 2016, the Fourth Amendment thereto dated as of December 15, 2016 and the Fifth Amendment thereto dated as of June 16, 2017, the “Credit Agreement”) among us, Cinemark USA, the several banks and other financial institutions party thereto, Barclays Bank PLC, as administrative agent, and the other agents party thereto. The Credit Agreement was amended pursuant to the Sixth Amendment to, among other things, (i) change the applicable margin with respect to the interest rate applicable to the revolving credit loans from the range of 1.00% to 1.75% per annum for base rate loans and 2.00% to 2.75% per annum for eurodollar loans to the range of 0.50% to 1.25% per annum for base rate loans and 1.50% to 2.25% per annum for eurodollar loans and (ii) extend the revolving credit termination date to the date which is the earlier of (x) November 28, 2022 and (y) to the extent any term loans having a term loan maturity date that is on or prior to November 28, 2022 are then outstanding, the date that is 90 days prior to such term loan maturity date.

The foregoing summary of the Sixth Amendment is qualified in its entirety by reference to the complete copy of the Sixth Amendment, filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Description

10.1	Sixth Amendment, dated as of November 28, 2017, to the Amended and Restated Credit Agreement, dated as of December 18, 2012 (as amended by the First Amendment thereto dated as of December 18, 2012, the Second Amendment thereto dated as of May 8, 2015, the Third Amendment thereto dated as of June 13, 2016, the Fourth Amendment thereto dated as of December 15, 2016 and the Fifth Amendment thereto dated as of June 16, 2017) among Cinemark Holdings, Inc., Cinemark USA, Inc., the several banks and other financial institutions party thereto, Barclays Bank PLC, as administrative agent, and the other agents party thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINEMARK HOLDINGS, INC.

By:	/s/ Michael D. Cavalier
Name: Michael D. Cavalier Title: Executive Vice President-General Counsel and Secretary

Date: December 4, 2017